Exhibit 10.1

SECURITY AND CONTROL AGREEMENT

(General)

from

LILIS ENERGY, INC.,

as Debtor

in favor of

INDEPENDENT BANK,

as Secured Party

July 25, 2016

SECURITY AND CONTROL AGREEMENT

(General)

THIS SECURITY AND CONTROL AGREEMENT (“Agreement” or “Security Agreement”) is entered into as of July 25, 2016, by Lilis Energy, Inc., a Nevada corporation (the “Debtor”), in favor of the Secured Party. Certain terms used herein are defined in Article I hereof.

RECITALS:

WHEREAS, reference is made to that certain Credit Agreement, dated June 27, 2013 by and among the Borrower and Secured Party (as it has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, various Events of Default have occurred under the Credit Agreement that have not been waived; and

WHEREAS, the Debtor and the Borrower requested the Secured Party’s consent for the Debtor’s acquisition of the Borrower, and that the Secured Party continue to forbear from exercising its remedies for a fixed period of time; and

WHEREAS, pursuant to a Fourth Amendment to Forbearance Agreement dated June 22, 2016 (“Fourth Amendment”), which amended the Forbearance Agreement dated November 24, 2015 between the Secured Party, the Borrower and various other parties (as amended, the “Forbearance Agreement”), the Secured Party granted such consent and agreed to such continued forbearance under various terms and conditions set forth in the Fourth Amendment, one of which is the pledge by the Debtor of its assets in support of the obligations owed to the Secured Party in connection with the Credit Agreement; and

WHEREAS, in consideration of the foregoing and the extensions of credit and other accommodations as set forth in the Credit Agreement and the Forbearance Agreement, the Debtor has agreed as set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor and the Secured Party agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1. Definitions.

1.1.1.    Unless the context otherwise requires, the following terms shall have the respective meanings given each such term in the Code and, when used herein, each such term shall include such item whether now existing or hereafter arising or acquired: accession, account, as-extracted collateral, certificated security, chattel paper, collateral, commercial tort claim, commodity account, commodity contract, consumer goods, deposit account, document, equipment, farm products, fixtures, general intangible, goods, instrument, inventory, investment property, letter-of-credit rights, money, payment intangible, proceeds, promissory note, record, security, security certificate, security entitlement, securities account, software, standing timber, supporting obligation and uncertificated security.

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1.1.2.    As used herein,

“Account Debtor” means each Person who is obligated on a Receivable or any supporting obligation related thereto.

“Bankruptcy Code” means Title 11 of the United States Code.

“Borrower” means Brushy Resources, Inc. (f/k/a Starboard Resources, Inc.), a Delaware corporation.

“Code” or “UCC” means the Uniform Commercial Code as in effect in the State of Texas.

“Collateral” means the interests of the Debtor identified in Section 2.1 hereof.

“Collateral Records” means books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” means all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Credit Agreement” has the meaning given such term in the recitals of this Agreement.

“Debtor” has the meaning given such term in the initial paragraph of this Agreement.

“Default” means the occurrence of any of the following:

(i)     the failure of the Borrower to pay when due any principal on the Notes; or

(ii)    the occurrence of a “Critical Default,” as such term is defined in the Forbearance Agreement.

“Equity Interest” has the meaning given such term in the Credit Agreement.

“Excluded Collateral” means:

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(a) any lease, license, contract, property rights or agreement to which the Debtor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of the right, title or interest of the Debtor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term of such lease, license, contract, property rights or agreement would otherwise be rendered ineffective pursuant any applicable law (including, without limitation, the Code and the Bankruptcy Code or principles of equity);

(b) all voting stock of any direct Subsidiary of the Debtor that is a controlled foreign corporation (as defined in Section 957 of the Internal Revenue Code (a “CFC”)) in excess of 65% of the total combined voting power of all classes of stock of such CFC that are entitled to vote (within the meaning of Section 1.956-2(c)(2) of the Treasury Regulations);

(c) motor vehicles and other assets subject to certificates of title (other than to the extent a Lien thereon can be perfected by the filing of a financing statement under the UCC);

(d) letter-of-credit rights (other than to the extent a Lien thereon can be perfected by the filing of a financing statement under the UCC) and commercial tort claims with a reasonably predicted value of less than $100,000; and

(e) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant, attachment or enforcement of a security interest therein would, under applicable federal law, impair the registrability of such applications or the validity or enforceability of registrations issuing from such applications.

“INB” means Independent Bank, a Texas banking association, its successors and assigns.

“Insurance” means all insurance policies covering any or all of the Collateral (regardless of whether the Secured Party is the loss payee thereof).

“Lender” means INB.

“Lien” has the meaning given such term in the Credit Agreement.

“Loan Documents” means this Agreement, the Credit Agreement, the Notes and all other documents, instruments and certificates delivered pursuant to the terms of any of the foregoing, but excluding the Hedge Intercreditor Agreement and the Second Lien Intercreditor Agreement.

“Notes” means the promissory note or notes issued pursuant to the Credit Agreement, including any amendment, modification, renewal or replacement of any such promissory note.

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“Permitted Liens” has the meaning given such term in the Credit Agreement.

“Person” means any natural person, corporation, partnership, limited liability company, association, trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Personal Property Collateral” with respect to Debtor means all of Debtor’s accounts, accounts receivable, as-extracted collateral, goods, documents, equipment, general intangibles, Hedging Agreements, Hedging Transactions, goods, inventory, fixtures, documents, instruments, chattel paper, securities, investment property, letter of credit rights, money, payment intangibles, commercial tort claims, farm products, fixtures, Receivables and Receivable Records, insurance, software, supporting obligations, Collateral Records, Collateral Support, and all deposit accounts at INB or elsewhere; together with proceeds of any and all of the foregoing. Consumer goods are not intended to be covered by this Agreement.

“Pledged Equity Interests” shall mean all ownership, voting, trust or other interests the Debtor may now or hereafter have in the Persons set forth on Schedule 3.1.6, including without limitation (a) the interests described on Schedule 3.1.6, (b) the certificates, if any, representing such ownership, voting or other interests, (c) any interest of the Debtor on the books and records of such Persons or on the books and records of any securities intermediaries pertaining to such interests, and (d) all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Receivables” means all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including without limitation all such rights constituting or evidenced by any account, chattel paper, instrument, general intangible or investment property, together with all of Debtor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and supporting obligations related thereto and all Receivables Records.

“Receivables Records” means (i) all original copies of all documents, instruments or other writings or electronic records or other records evidencing the Receivables, (ii) all books, correspondence, credit or other files, records, ledger sheets or cards, invoices, and other papers relating to Receivables, including all tapes, cards, computer tapes, computer discs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of the Debtor or any computer bureau or agent from time to time acting for the Debtor or otherwise; (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, and certificates, acknowledgements, or other writings, including lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

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“Secured Obligation” has the meaning assigned to such term in Section 2.2 hereof.

“Secured Party” means INB.

“Security Interests” means (i) the pledge and security interest in the Collateral granted in this Agreement and (ii) all other pledges and security interests arising pursuant to the provisions of this Agreement.

1.1.3.    References. References in this Agreement to Exhibits, Schedules, Annexes, Appendixes, Attachments, Articles, Sections, Recitals or clauses shall be to exhibits, schedules, annexes, appendixes, attachments, articles, sections, recitals or clauses of this Agreement, unless expressly stated to the contrary. References in this Agreement to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Agreement in its entirety and not only to the particular Exhibit, Schedule, Annex, Appendix, Attachment, Article, or Section in which such reference appears. References to any document, instrument, or agreement (a) shall include all exhibits, schedules, and other attachments thereto, and (b) shall include all documents, instruments, or agreements issued or executed in replacement thereof. This Agreement, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections. The phrases “this Section” and “this clause” and similar phrases refer only to the sections or clauses hereof in which such phrases occur. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative; the word “or” is not exclusive; the word “including” (in its various forms) shall mean “including, without limitation”; in the computation of periods of time, the word “from” means “from and including” and the words “to” and “until” mean “to but excluding”; and all references to money refer to the legal currency of the United States of America. The Exhibits, Schedules, Annexes, Appendixes and Attachments attached to this Agreement and items referenced as being attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for all purposes.

1.1.4.   Terms defined in the Credit Agreement are used herein as therein defined, unless otherwise defined herein or the context otherwise requires.

1.1.5.   Each term which is defined in the Code shall have the same meaning when used herein, unless otherwise defined herein or in the Credit Agreement or the context otherwise requires.

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ARTICLE II

COLLATERAL AND SECURED OBLIGATION

Section 2.1. Grant of Security Interest. In order to secure the full and punctual payment and performance of the Secured Obligation, the Debtor hereby pledges with and assigns to the Secured Party and grants to the Secured Party a continuing security interest and Lien in the following:

2.1.1.    All Personal Property Collateral of the Debtor, whether now owned or hereafter acquired or arising.

2.1.2.   The balance of every deposit account of the Debtor.

2.1.3.    All claims of the Debtor against the Lender, now or hereafter existing, whether liquidated or unliquidated.

2.1.4.    Cash and noncash proceeds and accessions arising with respect to any of the foregoing.

Notwithstanding any contrary language in this Agreement or in any financing statement filed in connection herewith, this Agreement shall not be construed as covering consumer goods.

Section 2.2. Secured Obligation. The Security Interests herein created shall secure the full and punctual payment and performance of the following indebtedness, duties and obligations and all renewals and extensions thereof (collectively, the “Secured Obligation”):

2.2.1.    All principal, interest, fees, reimbursement obligations and other amounts now or hereafter payable by the Borrower to the Lender pursuant to the terms and provisions of the Credit Agreement, the Notes, and the other Loan Documents (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a) (and any successor provision thereof)).

2.2.2.    The “Obligations”, as such term is defined in the Credit Agreement.

2.2.3.    All covenants and agreements to be performed by the Borrower or the Debtor pursuant to the terms of the Credit Agreement, the Debtor’s Guaranty, or any other Loan Document.

2.2.4.    All sums expended or advanced by the Secured Party pursuant to any term or provision of any Loan Document, and all other and additional debts, obligations and liabilities of every kind and character of the Borrower now or hereafter owing to the Lender, regardless of whether such debts, obligations and liabilities are direct or indirect, primary or secondary, joint, several, or joint and several, fixed or contingent and whether incurred by the Borrower as a maker, endorser, guarantor or otherwise.

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Section 2.3. Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) the Debtor shall remain liable for all obligations under the Collateral, and nothing contained herein is intended or shall be a delegation of duties to the Secured Party, (ii) the Debtor shall remain liable under each of the contracts and agreements included in the Collateral and to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and (iii) the exercise by the Secured Party of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral.

Section 2.4. Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the security interest granted under Section 2.1 attach to any Excluded Collateral; provided that, if any property would have constituted Collateral but for its inclusion in the scope of Excluded Collateral and the provisions of this Section 2.4, then from and after such date (if any) on which such property ceases to constitute Excluded Collateral, such property shall be deemed and shall constitute Collateral.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1. Representations and Warranties. The Debtor hereby represents and warrants to the Secured Party and to the holders of the Secured Obligation as follows:

3.1.1.    The Debtor has good and indefeasible title to the Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to have such title, in each case free and clear of any Lien except for the Security Interests created by this Agreement and Permitted Liens (provided however, that the Debtor hereby acknowledges that no intention to subordinate the first priority liens, security interests, and encumbrances granted in favor of the Secured Party is implied or expressed or is to be inferred by the permitted existence of such Permitted Liens).

3.1.2.    No effective financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, except such as may have been filed in favor of the Secured Party, and except for financing statements for which proper termination statements have been delivered to the Secured Party for filing or for which the secured party thereunder has consented to the termination thereof, for which the Debtor hereby grants its consent for such filing or termination.

3.1.3.   The Debtor has set forth on Schedule 3.1.3: (i) the type of organization of the Debtor, (ii) the jurisdiction of organization of the Debtor, (iii) its organizational identification number and (iv) the jurisdiction where the chief executive office or its sole place of business is (or the principal residence if the Debtor is a natural person), and for the one-year period preceding the date hereof has been, located.

3.1.4.   The full, exact legal name of the Debtor is as set forth on Schedule 3.1.4, and in the last five years it has not done, and does not do, business under any other name (including any trade name or fictitious business name) except for those names set forth on Schedule 3.1.4.

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3.1.5.    Except as provided on Schedule 3.1.4, the Debtor has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if the Debtor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five years.

3.1.6.    Schedule 3.1.6 sets forth all of the Equity Interests owned by the Debtor as of the date of the execution of this Agreement, such Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof, as applicable, indicated on such Schedule, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Equity Interests.

3.1.7.   None of the Pledged Equity Interests, if any, are or represent interests in issuers that are: (a) registered as investment companies, (b) are dealt in or traded on securities exchanges or markets, or (c) for issuers that are limited liability companies or partnerships, have opted to be treated as securities under the uniform commercial code of any jurisdiction.

3.1.8.   The Debtor has not within the last five years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person which has not heretofore or contemporaneously herewith been terminated.

3.1.9.   Upon the filing of all UCC financing statements naming the Debtor as “debtor” and the Secured Party as “secured party” and describing the Collateral with the secretary of state of the jurisdiction of Debtor’s organization, the security interests granted to the Secured Party hereunder will constitute valid and perfected first priority Liens (subject, in the case of priority only, to Permitted Liens) on all of the Collateral to which the filing of a UCC financing statement will perfect the Security Interest.

3.1.10.  This Agreement has been duly authorized, executed and delivered by the Debtor and constitutes a valid and binding agreement of the Debtor enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and by equitable principles of general applicability.

3.1.11.  Each Receivable (i) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (b) is and will be enforceable in accordance with its terms, (c) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business) and (d) is and will be in compliance with all applicable laws, whether federal, state, local or foreign.

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3.1.12.  None of the Account Debtors in respect of any Receivable is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign.

3.1.13.  No Receivable is evidenced by, or constitutes, an instrument or chattel paper which has not been delivered to, or otherwise subjected to the control of, the Secured Party.

3.1.14.  Neither the ownership or intended use of the Collateral by the Debtor, nor the grant of the security interest by the Debtor to the Secured Party herein, nor the exercise by the Secured Party of its rights or remedies hereunder, will conflict with any provision of (a) any domestic or foreign law, statute, rule or regulation, or (b) any agreement, judgment, license, order or permit applicable to or binding upon the Debtor.

3.1.15.  No authorization, approval or other action by, and no notice to or filing with, any governmental authority or other Person is required which has not been taken (i) for the grant by the Debtor of the Security Interests, (ii) for the execution, delivery or performance of this Agreement by the Debtor, (iii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement, if any, (iv) for the perfection of the Security Interests or (v) except for such notices as are required by the Code, for the exercise by the Secured Party of the Secured Party’s rights and remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the termination statements, if any, contemplated by Section 3.1.2 and the filings contemplated by Section 3.1.9 above and (B) as may be required, in connection with the disposition of any investment property, by laws generally affecting the offering and sale of securities.

3.1.16.  All Excluded Collateral existing as of the date of this Agreement is set forth on Schedule 3.1.16 hereto.

ARTICLE IV
DEBTOR’S COVENANTS

Section 4.1. Generally. The Debtor hereby covenants and agrees with the Secured Party that until the Secured Obligation is paid and performed in full:

4.1.1.   The Debtor will not create, incur or permit to be placed or imposed or continued upon the Collateral any Lien other than Liens in favor of the Secured Party and other Permitted Liens.

4.1.2.   The Debtor will pay and discharge promptly when due all taxes, assessments, forced contributions, governmental charges, fines and penalties, of every description, payable by the Debtor with respect to (or which, if not paid could result in an encumbrance upon) any of the Collateral. In the event that the Debtor should, for any reason, fail to pay and discharge promptly any such taxes, assessments, forced contributions, governmental charges, fines or penalties when due, then the Secured Party shall be authorized but not obligated to pay the same, with full subrogation to all rights of any Person by reason of such payment, and the amounts so paid, together with interest thereon as provided herein, shall be secured by the Security Interests.

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4.1.3.   The Debtor will not sell, mortgage, transfer or otherwise encumber any Collateral in any manner without the prior written consent of the Secured Party (except sales of inventory in the ordinary course of business), which consent shall not be unreasonably withheld, and any such written consent to any such sale, mortgage, transfer or encumbrance shall not be construed to be a waiver of this provision in respect of any subsequent proposed sale, mortgage, transfer or encumbrance.

4.1.4.   The Debtor will, at its expense and in such manner and form as the Secured Party may from time to time require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Secured Party may from time to time request, in order to create, preserve, perfect or validate any Security Interests or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Debtor hereby authorizes the Secured Party to execute and file, in the name of the Debtor or otherwise, UCC financing statements, continuation statements and amendments to the foregoing which the Secured Party in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

4.1.5.   The Debtor will (i) maintain, at the place where the Debtor is entitled to receive notices hereunder, current Collateral Records, including records of the location of all Collateral, (ii) upon two days’ notice from Secured Party, permit representatives of the Secured Party at any time during normal business hours to inspect and make copies of such records and render to the Secured Party, at the Debtor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto, and (iii) furnish to the Secured Party, at such intervals as the Secured Party may request, such documents, lists, descriptions, certificates and other information as the Secured Party deems necessary or proper to keep the Secured Party informed with respect to the identity, location, status, condition and value of the Collateral.

4.1.6.   The Debtor will, upon two days’ notice from the Secured Party to the Debtor, grant the Secured Party and its representatives the right to enter, during normal business hours, any premises of the Debtor where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

4.1.7.   The Debtor will perform all of the Debtor’s duties and obligations under and in connection with each transaction to which the Receivables or any other Collateral (as applicable), or any part thereof, relate, so that the amounts thereof shall actually become payable in their entirety to the Debtor.

4.1.8.   The Debtor will keep the Collateral that is equipment in good repair, working order and condition (normal wear and tear excepted) and make all necessary repairs or replacements thereof.

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4.1.9.   The Debtor will not take or permit any action or fail to take any action which could reasonably be expected to impair the Secured Party’s rights in the Collateral.

4.1.10.  As to any issuer of Pledged Equity Interests, the Debtor will not consent to the issuance of any additional equity interests of any class of such issuer.

4.1.11.  The Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Equity Interests, except as consented to in writing by the Secured Party.

4.1.12.  Within ten days of the Debtor’s learning of any claim, action or proceeding affecting title to any of the Collateral or the Security Interests, the Debtor shall provide the Secured Party notice thereof and, at the request of the Secured Party, appear in and defend, at the Debtor’s expense, any such action or proceeding.

4.1.13.  The Debtor will not use or permit any Collateral to be used unlawfully or in violation of any applicable statute, regulation or ordinance or any Insurance covering the Collateral.

4.1.14.  The Debtor will not relocate the Debtor’s principal place of business or place where the Debtor’s Collateral Records or books and records related to accounts are kept unless prior thereto the Debtor (i) gives the Secured Party ten days’ prior written notice of such proposed relocation and (ii) executes and delivers all such additional documents, and performs all additional acts, as the Secured Party in its sole discretion may reasonably request in order to continue or maintain the existence and priority of the Security Interests.

4.1.15.  The Debtor will maintain or cause to be maintained on the Collateral which is equipment and inventory, insurance with insurance companies acceptable to the Secured Party in such amounts and against such risks as are customarily carried by similar businesses on similar assets. The Debtor shall from time to time provide the Secured Party with such information as the Secured Party may request to evidence the Debtor’s maintenance of such insurance.

Section 4.2. Investment Property.

4.2.1.   General Covenants and Agreements. The Debtor hereby covenants and agrees that:

(i)     Except as provided in the next sentence, in the event the Debtor receives any dividends, interest or distributions on any investment property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any investment property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) the Debtor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Secured Party over such investment property (including delivery thereof to the Secured Party), and pending any such action, the Debtor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Secured Party and it shall be segregated from all other property of the Debtor. Notwithstanding the foregoing, so long as no Default shall have occurred and be continuing, the Secured Party authorizes the Debtor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest.

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(ii)    In the event the Debtor acquires rights in any investment property (other than Excluded Collateral) after the date hereof, it shall deliver same to the Secured Party, together with a supplement or amendment hereto reasonably satisfactory to the Secured Party reflecting such new investment property and all other investment property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Secured Party shall attach to all investment property immediately upon the Debtor’s acquisition of rights therein and shall not be affected by the failure of the Debtor to deliver a supplement as required hereby.

4.2.2.    Delivery and Control. Other than with respect to Excluded Collateral, the Debtor agrees that with respect to any investment property in which it currently has rights, it shall comply with the provisions of this Section on or before the date of this Agreement, and with respect to any investment property hereafter acquired by the Debtor, it shall comply with the provisions of this Section immediately upon acquiring rights therein, in each case in form and substance satisfactory to the Secured Party. With respect to any Collateral constituting investment property that is represented by a certificate or that is an “instrument” (other than any investment property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to the Secured Party, indorsed in blank by an “effective indorsement” (as defined in the Code), regardless of whether such certificate constitutes a certificated security for purposes of the Code. With respect to any Collateral constituting investment property that is an uncertificated security for purposes of the Code (other than any uncertificated securities credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (i) register the Secured Party as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement in form and substance satisfactory to the Secured Party, pursuant to which such issuer agrees to comply with the Secured Party’s instructions with respect to such uncertificated security without further consent by the Debtor.

4.2.3.    Voting and Distributions. So long as no Default shall have occurred and be continuing:

(i)      Except as otherwise provided under the covenants and agreements relating to investment property in this Agreement or elsewhere herein or in the Credit Agreement, the Debtor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the investment property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that the Debtor shall not exercise or refrain from exercising any such right if the Secured Party shall have notified the Debtor that, in the Secured Party’s reasonable judgment, such action would have a material and adverse effect on the value of the investment property or any part thereof.

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Section 4.3. Further Assurances. The Debtor will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments, documents and endorsements and take all further action that may be necessary or desirable or that the Secured Party may request in order (i) to perfect and protect the Security Interest created or purported to be created hereby and the first priority of such Security Interest; (ii) to enable the Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including furnishing to the Secured Party from time to time information, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

ARTICLE V
GENERAL AUTHORITY AND POWERS AND REMEDIES UPON DEFAULT

Section 5.1. Right to Receive Proceeds. The Secured Party shall have the right to receive and, upon the occurrence and continuance of a Default, retain as Collateral hereunder all payments, distributions and proceeds (including, without limitation, Insurance proceeds) made upon or with respect to the Collateral and the Debtor shall take all actions at the request of the Secured Party that the Secured Party may deem necessary or appropriate to give effect to such right. All such payments, distributions and proceeds which are received by the Debtor shall be received in trust for the benefit of the Secured Party and, if a Default has occurred and is continuing or the Secured Party so directs, shall be segregated from the other assets of the Debtor and promptly paid over or delivered to the Secured Party in the same form as received (with any necessary endorsement).

Section 5.2. General Authority. The Debtor hereby irrevocably appoints the Secured Party the true and lawful attorney-in-fact of the Debtor, with full power of substitution, in the name of the Debtor, the Secured Party or otherwise, for the sole use and benefit of the Secured Party (but at the Debtor’s expense) to the extent permitted by law to exercise, at any time and from time to time while a Default has occurred and is continuing, any or all of the following powers with respect to any or all of the Collateral:

5.2.1.    To ask, demand, sue for, collect, receive and give acquittance and receipts for any and all monies due or to become due upon or by virtue thereof.

5.2.2.    To receive, endorse and collect any drafts or other instruments, documents or chattel paper in connection with Section 5.2.1.

5.2.3.    To settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto.

5.2.4.    To sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof as fully and effectually as if the Secured Party were the absolute owner thereof.

5.2.5.    To extend the time of payment of any part thereof and to make any allowance and other adjustments with reference thereto.

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5.2.6.    To obtain and adjust Insurance required to be maintained by the Debtor or paid to the Secured Party pursuant to the Credit Agreement, if any.

5.2.7.    To prepare and file any financing statements against the Debtor covering the Collateral.

Section 5.3. Remedies Upon Default. If any Default occurs that has not been waived, the Secured Party may exercise all the rights of a secured party under the Code (whether or not the Code is in effect in the jurisdiction where such rights are exercised, unless prohibited by applicable law). In addition, the Secured Party may, without being required to give any notice, except as herein provided or as may be required by law, sell the Collateral or any part thereof at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may deem satisfactory. Any holder of the Secured Obligation may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same absolutely, free from any right or claim of the Debtor of whatever kind. Any holder of the Secured Obligation shall have the right to offset the amount of its bid against an equal amount of the Secured Obligation held by such holder. The Secured Party is authorized, in connection with any such sale, (a) to restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated and accredited investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Collateral and (b) to impose such other limitations or conditions in connection with any such sale as the Secured Party deems necessary or advisable, including, without limitation, a condition that any prospective purchaser execute an investment letter, it being acknowledged by the Debtor that such restrictions and conditions will likely yield a lower price than otherwise obtainable if such Collateral were offered to a large number of potential purchasers or were registered under the applicable federal and state securities laws and sold pursuant thereto. The Debtor covenants and agrees that the Debtor will execute and deliver such documents and take such other action as the Secured Party deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of the Debtor of whatsoever kind, including any equity or right of redemption of the Debtor. The Debtor agrees that ten days’ written notice from the Secured Party to the Debtor of the Secured Party’s intention to make any such public or private sale or sale at a broker’s board or on a securities exchange shall constitute “reasonable notification” within the meaning of the Code. Such notice shall (i) in case of a public sale, state the time and place fixed for such sale, (ii) in case of sale at a broker’s board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange and (iii) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine. The Secured Party shall not be obligated to make any such sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and in case of any such failure, such Collateral may again be sold upon like notice. The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

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Section 5.4. Waivers by Debtor. Neither the Debtor nor anyone claiming by, through or under the Debtor (to the extent the Debtor may lawfully so agree) shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any of the Collateral is situated in order to prevent, hinder or delay the enforcement of this Agreement, or the absolute sale of the Collateral; and the Debtor, in the Debtor’s own right and for all who may claim under the Debtor, hereby waives, to the fullest extent that the Debtor may lawfully do so, the benefit of all such laws and any and all rights to have the Collateral marshalled upon any enforcement of the Security Interests herein granted, and the Debtor agrees that the Secured Party or any court having jurisdiction to enforce the Security Interests may sell the Collateral in parts or as an entirety.

Section 5.5. Application of Proceeds. The Secured Party shall apply amounts realized hereunder as follows (as modified, if necessary, by the requirements of applicable law):

5.5.1.    First, to the payment of all costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable compensation to the Secured Party and its agents and counsel.

5.5.2.    Then, to the reimbursement of the Secured Party for all disbursements made by the Secured Party for taxes, assessments or Liens superior to the Security Interests and which the Secured Party shall deem expedient to pay.

5.5.3.    Then, to the reimbursement of the Secured Party for any other disbursements made by, or expenses incurred by, the Secured Party in accordance with the terms hereof.

5.5.4.   Then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Secured Obligation.

5.5.5.   The remainder of such proceeds, if any, shall be paid to the Debtor.

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Section 5.6. Deficiency. If a sale, collection or other realization of or upon the Collateral by the Secured Party occurs and the proceeds of any such sale, collection or realization of or upon Collateral by the Secured Party are insufficient to pay all amounts to which the Secured Party is legally entitled, the Borrower shall be liable for the deficiency, together with interest thereon as provided in the governing Loan Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency.

Section 5.7. Collection. Upon receipt of notice from the Secured Party, each obligor with respect to any payments on any of the Collateral (including, without limitation, insurance proceeds payable by reason of loss or damage to any of the Collateral) is hereby authorized and directed by the Debtor to make payment directly to the Secured Party. The Debtor hereby authorizes the Secured Party, in its own name or in the name of the Debtor, to compromise or extend time of payment with respect to any of the Collateral for such amounts and upon such terms as the Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound and give acquittances for any and all amounts due or to become due with respect to any Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of the Debtor on any notes, acceptances, checks, drafts, money orders or other evidences of payment on any Collateral that may come into possession of the Secured Party; to sign the name of the Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to obligors required to make payment with respect to Collateral; to send requests for verification of obligations to any obligor; and to do all other acts deemed necessary or proper by the Secured Party. If any obligor fails or refuses to make payment on any of the Collateral when due, the Secured Party is hereby authorized, either in its own name or in the name of the Debtor, to take such action as the Secured Party deems appropriate, in its sole discretion, for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists; provided that the Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to any Collateral, and the Secured Party shall not be under any duty to anyone (except the Debtor to account for the funds that it shall actually receive hereunder. The rights granted the Secured Party under this Section may be exercised at any time following the occurrence of a Default that has not been waived.

Section 5.8. Use and Operation of Collateral. Should any Collateral come into the possession of the Secured Party, the Secured Party may use or operate such Collateral for the purpose of preserving it or its value. The Debtor shall promptly reimburse the Secured Party for all reasonable expenses, costs, taxes and other charges incurred by the Secured Party in connection with its custody and preservation of the Collateral, and all such expenses, costs, taxes and other charges shall bear interest at the rate specified in the Notes until repaid and, together with such interest, shall be payable by the Debtor to the Secured Party upon demand; provided that the risk of accidental loss or damage to, or diminution in value of, the Collateral is on the Debtor, and the Secured Party shall have no liability for the failure to obtain or maintain Insurance, or to determine whether any Insurance ever in force is adequate as to amount or as to the risks insured. The Secured Party shall have no duty to use diligence to collect any amount payable in respect of the Collateral, but shall be liable only to account to the Debtor for what it may actually collect or receive thereon. The provisions of this Section shall be applicable whether or not a Default has occurred.

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Section 5.9. Purchase Money Collateral. To the extent that the Secured Party has advanced or will advance funds to or for the account of the Debtor to enable the Debtor to purchase or otherwise acquire rights in any Collateral, the Secured Party, at its option, may pay such funds (a) directly to the Person for whom the Debtor will make such purchase or acquire such rights, or (b) to the Debtor, in which case the Debtor covenants to promptly pay the same to such Person, and, upon request, furnish to the Secured Party evidence satisfactory to the Secured Party that such payment has been made from the funds so provided by the Secured Party for such payment.

Section 5.10. Indemnification. The Debtor hereby assumes all liability for the Collateral and for any use, possession, maintenance and management of all or any of the Collateral, including, without limitation, any taxes arising as a result of, or in connection with the transactions contemplated herein, and agrees to assume liability for all claims, causes of action or liability for injuries to or deaths of Persons and damage to property, however arising in connection with such use, possession, maintenance and management, whether such Persons be agents or employees of the Debtor or of others, or such damage be to property of the Debtor or of others. To the fullest extend permitted by applicable law, the Debtor agrees to indemnify, save and hold the Secured Party harmless on a current basis from and against, and covenants to defend the Secured Party against, all losses, damages, claims, costs, penalties, liabilities and expenses, including, without limitation, court costs and attorneys’ fees, however arising or incurred, in connection with the Collateral or any use, possession, maintenance or management thereof including, without limitation, any of the foregoing caused by the sole, concurrent or COMPARATIVE negligence of the Secured Party but not the gross negligence or willful misconduct of any Person seeking indemnification under this Section.

Section 5.11. Right of Entry. In addition to all other remedies available to the Secured Party upon the occurrence and continuance of a Default, the Secured Party shall have the right to enter upon the premises where any of the Collateral is located, take possession of such Collateral and remove the same with or without judicial process (if such taking without judicial process can be done reasonably and without breach of the peace). The Debtor hereby expressly waives the right to any notice, legal process or judicial hearing prior to such taking of possession by the Secured Party. The Debtor understands that the right to prior notice and hearing is a valuable right and agrees to the waiver thereof as a part of the consideration for and as an inducement to the Secured Party to extend credit now and hereafter in connection with the Secured Obligation.

ARTICLE VI
THE SECURED PARTY

Section 6.1. No Liability of Secured Party. Neither the acceptance of this Agreement by the Secured Party, nor the exercise of any rights hereunder by the Secured Party, shall be construed in any way as an assumption by the Secured Party of any obligations, responsibilities or duties of the Debtor arising in connection with the Collateral or otherwise bind the Secured Party to the performance of any obligations of the Debtor respecting the Collateral. The Secured Party shall not be obligated to perform, observe or discharge any obligation, responsibility, duty or liability of the Debtor in respect of any of the Collateral, including, without limitation, appearing in or defending any action, expending any money or incurring any expense in connection therewith.

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Section 6.2. Right of Secured Party to Defend Actions. The Secured Party may, at the Debtor’s expense, appear in and defend any action or proceeding at law or in equity purporting to affect the Secured Party’s Security Interests under this Agreement.

Section 6.3. Right of Secured Party to Prevent or Remedy Default. If the Debtor fails to perform any covenant or agreement required to be performed and observed by the Debtor under the Loan Documents or in respect of the Collateral, the Secured Party may itself perform or cause the performance of any such covenant or agreement or take any action the Secured Party deems necessary or desirable to prevent or remedy any such failure to perform by the Debtor or otherwise to protect the Security Interests and the Secured Party may advance or expend such sums of money for the account of the Debtor as the Secured Party in its sole discretion deems necessary for any such purpose. In no event, however, shall the Secured Party have any obligation or duty whatsoever to perform any covenant or agreement of the Debtor contained herein, and any such performance by the Secured Party shall be wholly discretionary with the Secured Party and shall not constitute a waiver of the Secured Party’s right to refrain from such performance thereafter.

Section 6.4. Secured Party’s Expenses. The Debtor will promptly upon demand pay to the Secured Party:

6.4.1.    The amount of any taxes which the Secured Party may have been required to pay by reason of the Security Interests (including any applicable transfer taxes) or to free any of the Collateral from any Lien thereon.

6.4.2.   The amount of any and all reasonable out-of-pocket expenses, including, without limitation, the reasonable fees and disbursements of counsel and of any agents or experts, which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the collection, sale or other disposition of any of the Collateral, (iii) the exercise by the Secured Party of any of the rights conferred upon it hereunder or (iv) any Default on the part of the Debtor hereunder.

Section 6.5. No Waiver. If the Secured Party shall have proceeded to enforce any right or remedy hereunder and such proceeding shall have been discontinued or abandoned for any reason, then in every such case, the Debtor and the Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been taken. No failure or delay on the part of the Secured Party in exercising, and no course of dealing with respect to, any right under this Agreement or in insisting upon strict performance by the Debtor hereunder or in giving notice hereunder shall operate as a waiver of the same or any other right, and no single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other such right. The Secured Party, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Debtor of any and all of the terms and conditions of this Agreement to be performed by the Debtor. The collection and application of proceeds and the exercise of the rights of the Secured Party contained in the Loan Documents, including this Agreement, shall not cure or waive any Default, or affect any notice of Default, or invalidate any acts done pursuant to such notice. No waiver by the Secured Party of any Default by the Debtor hereunder shall be deemed to alter or affect the Secured Party’s rights hereunder with respect to any prior or subsequent Default.

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Section 6.6. Remedies. No right or remedy herein reserved to the Secured Party is intended to be exclusive of any other right or remedy, but each and every such right or remedy shall be cumulative of and in addition to all other rights and remedies given under this Agreement, the other Loan Documents or law. Any and all of the Secured Party’s rights and remedies may be exercised from time to time and as often as such exercise is deemed necessary or desirable by the Secured Party.

Section 6.7. Actions Not Releases. The Security Interests and the Debtor’s obligations and the rights of the Secured Party hereunder shall not be released, diminished or affected for any reason, including, without limitation, the occurrence of any one or more of the following events:

6.7.1.    The taking or accepting of any other security or assurance for any or all of the Secured Obligation.

6.7.2.    Any release, surrender, exchange, subordination, nonperfection or loss of any other security or assurance at any time existing in connection with any or all of the Secured Obligation.

6.7.3.   The modification of, amendment to, or waiver of compliance with, any of the terms of any documents executed by any Person (other than the Debtor) relating to the Secured Obligations without the notification or consent of the Debtor (any right to such notification or consent being hereby specifically waived by the Debtor).

6.7.4.   The insolvency, bankruptcy or lack of corporate or trust power of any Person at any time liable for the payment of any or all of the Secured Obligation, whether now existing or hereafter occurring.

6.7.5.    Any renewal, extension or rearrangement of the payment of any or all of the Secured Obligation, either with or without notice to or consent of the Debtor, or any adjustment, indulgence, forbearance or compromise that may be granted or given by the Secured Party to any Person at any time obligated for the payment of any or all of the Secured Obligation.

6.7.6.    Any neglect, delay, omission, failure or refusal of the Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty or instrument evidencing, securing or assuring the payment of all or any of the Secured Obligation.

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6.7.7.    Any failure of the Secured Party to notify the Debtor of any renewal, extension or assignment of the Secured Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by the Secured Party against any Person or any new agreement among the Secured Party and any Person, it being understood that the Secured Party shall not be required to give any Person any notice of any kind under any circumstances whatsoever with respect to or in connection with the Secured Obligation, including, without limitation, notice of acceptance of this Agreement or any Collateral ever delivered to or for the account of the Secured Party.

6.7.8.    The illegality, invalidity or unenforceability of all or any part of the Secured Obligation against any Person obligated with respect thereto by reason of the fact that the Secured Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by applicable law, the act of creating the Secured Obligation, or any part thereof, is ultra vires, or the officers or trustees creating the same acted in excess of their authority, or for any other reason.

6.7.9.    Any payment by any Person obligated with respect thereto is held to constitute a preference under applicable laws or if for any other reason the Secured Party is required to refund such payment or pay the amount thereof to any other Person.

ARTICLE VII
MISCELLANEOUS

Section 7.1. Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Code in effect and applicable hereto.

Section 7.2. Amendment. No change, amendment, modification, cancellation or discharge of any provision of this Agreement shall be valid unless consented to in writing by the party against whom enforcement is sought. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail, facsimile or other electronic means shall be effective as a delivery of a manually executed counterpart of this Agreement.

Section 7.3. Parties in Interest. As and when used herein, the term “Debtor” shall mean and include the Debtor herein named and its successors and permitted assigns, and the term “Secured Party” shall mean and include the Secured Party herein named and its successors and assigns, and all covenants and agreements herein shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns; provided that the Debtor shall have no right to assign the Debtor’s rights or duties hereunder to any Person without the prior written consent of the Secured Party. The Secured Party shall have the right to assign all or any portion of its rights in this Agreement to any owner or holder of the Secured Obligation or any portion thereof.

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Section 7.4. Applicable Law. This Agreement has been negotiated, is being executed and delivered, and will be performed in whole or in part, in the State of Texas. This Agreement, the other Loan Documents, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted and enforced pursuant to the laws of the State of Texas (and the applicable federal laws of the United States of America) without giving effect to its choice of law principles, except to the extent the laws of any jurisdiction where Collateral is located require application of such laws with respect to such Collateral.

Section 7.5. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number (if any) set forth below or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Secured Party and the Debtor. Each such notice, request or other communication shall be effective (a) if given by electronic means, when a facsimile is transmitted to the facsimile number specified in this Section and the receipt thereof is acknowledged, (b) if given by mail, 72 hours after such communication is deposited in the mails (certified, return receipt requested), addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section or, in the case of Debtor, when otherwise delivered to the Debtor or any officer of the Debtor:

If to the Debtor:	Lilis Energy, Inc.
216 16th Street, Suite #1350
Denver, Colorado 80202

If to the Secured Party:	Independent Bank
2100 McKinney Ave., Suite 1200
Dallas, Texas 75201
Attention: Energy Lending
Facsimile Number: 214/740-9400

Such addresses may be changed from time to time by serving notice as provided above.

Section 7.6. Survival. All representations, warranties and covenants made by the Debtor herein shall be considered to have been relied upon by the Secured Party and shall survive the execution and delivery to the Secured Party of this Agreement, regardless of any investigation made by or on behalf of the Secured Party.

Section 7.7. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by such illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

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Section 7.8. Financing Statement. The Secured Party shall be entitled at any time to file a photographic or other reproduction of this Agreement as a financing statement or to complete and file a financing statement covering the Collateral.

Section 7.9. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail, facsimile or other electronic means shall be effective as a delivery of a manually executed counterpart of this Agreement.

ARTICLE VIII

CONTROL OF UNCERTIFICATED SECURITIES

Section 8.1. Nature of Securities. The Debtor represents that its shares of stock in the Borrower as reflected on Schedule 3.1.6 attached hereto (the “Pledged Brushy Stock”) constitute “uncertificated securities” (as defined in Section 8-102 of the Uniform Commercial Code as in effect in the State of Delaware (the “Delaware UCC”)) and that the Debtor is registered on the books of the Borrower as the registered holder thereof.

Section 8.2. Control. By its execution of a counterpart hereof, the Borrower agrees to comply with any “instruction” (as defined in Section 8-102 of the Delaware UCC) originated by the Secured Party and relating to the Pledged Brushy Stock without further consent by the Debtor or any other person. The Debtor consents to the foregoing agreement by the Borrower. The Debtor and the Borrower represent and warrant that no other party has control of the Pledged Brushy Stock within the meaning of Section 8-106 of the Delaware UCC, and the Debtor and the Borrower covenant and agree that for so long as any Obligations remain outstanding, they will not grant to any third party such control.

Section 8.3. Conflict with Other Agreements. There is no agreement (except this Agreement, the Certificate of Formation of Brushy, as amended, and the Bylaws of Brushy) between the Debtor and the Borrower with respect to the Pledged Brushy Stock. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement between the Borrower and the Debtor with respect to the Pledged Brushy Stock, whether now existing or hereafter entered into, the terms of this Agreement shall prevail.

[Signature Page follows]

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IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the day and year first above written.

DEBTOR:

LILIS ENERGY, INC.

By:	/s/ Avi Mirman
Avi Mirman
Chief Executive Officer

Signature Page to Security Agreement
(Lilis Energy, Inc.)

Executed for the limited purpose of acknowledging and agreeing to be bound by the provisions of Article VIII of the foregoing Agreement:

BRUSHY RESOURCES, INC.

By:	/s/ Avi Mirman
Avi Mirman
Chief Executive Officer and President

Signature Page to Security Agreement
(Lilis Energy, Inc.)

SCHEDULE 3.1.3

DEBTOR ORGANIZATIONAL MATTERS

Type of Organization: Corporation

Jurisdiction of Organization: Nevada

Organizational Identification Number: NV20071057420

Schedule 3.1.3 to Security Agreement
(Lilis Energy, Inc.)

SCHEDULE 3.1.4

DEBTOR NAMES

Exact Legal Name:  Lilis Energy, Inc.

Other names used during prior 5 years:  Recovery Energy, Inc., Universal Holdings, Inc.

Other information required by Sections 3.1.4 and 3.1.5:  Prior principal place of business: 1900 Grant Street, Suite #720, Denver, CO, 80203

Schedule 3.1.4 to Security Agreement
(Lilis Energy, Inc.)

SCHEDULE 3.1.6

PLEDGED EQUITY INTERESTS

Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Cert. No.	Par Value	No. of Pledged Shares	% of Outstanding Stock of the Stock Issuer
Lilis Energy, Inc.	Brushy Resources, Inc.	Common	N	N/A	$0.001	100	100%

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	% of Outstanding LLC Interests of the Limited Liability Company
Lilis Energy, Inc.	ImPetro Resources, LLC	N	N/A	N/A	100% membership interest
Lilis Energy, Inc.	ImPetro Operating, LLC	N	N/A	N/A	100% membership interest

Schedule 3.1.6 to Security Agreement
(Lilis Energy, Inc.)

Pledged Partnership Interests: None.

Pledged Trust Interests: None.

Securities Accounts: None.

Commodities Accounts: None.

Deposit Accounts:

Wells Fargo:

3932368123 Corporate Account

3932368149 Operations Account

3932368156 Revenue Account

3932368164 Payroll Account

3932368172 Land Account

3932368180 Tax Account

US Bank:

103690303179 Corporate Account

103690303161 Operations Account

103690303203 Revenue Account

103690303187 Payroll Account

103690303195 Land Account

103690303211 Tax Account

Chase:

000002989363870 Money Market Account

000000870117611 Tax Account

Schedule 3.1.6 to Security Agreement
(Lilis Energy, Inc.)

SCHEDULE 3.1.16

EXCLUDED COLLATERAL

None.

Schedule 3.1.16 to Security Agreement
(Lilis Energy, Inc.)